SUPPLEMENT TO
                            VAN ECK FUNDS PROSPECTUS
                                DATED MAY 1, 2003

GLOBAL HARD ASSETS FUND

Effective September 3, 2003, the Fund may invest more than 50% of its assets in any one "hard assets" sector and is not required to invest at least 5% of its assets in each of the "hard assets" sectors.

Effective September 3, 2003, Class B shares of the Fund will be closed to new and subsequent investments. Investors wishing to purchase shares of the Fund may purchase Class A and Class C shares of the Fund.

On October 31, 2003, Class B shares of the Fund will convert to Class C shares of the Fund on a tax-free basis. Class C shares received will have the same cost basis and holding period as the Class B shares. After the conversion, Class C shares received by Class B shareholders will no longer be subject to the contingent deferred sales charge ("CDSC"), but will be subject to the contingent deferred redemption charge of 1% for one year after purchase applicable to Class C shares. Effective September 3, 2003, Class B shareholders who do not wish to have their shares converted to Class C shares of the Fund may exchange their shares for Class C shares of any other fund in the Van Eck Group of Funds up to the business day prior to the conversion. Class B shareholders may also redeem their shares at any time up to the business day prior to the conversion.

ASIA DYNASTY FUND

Effective September 3, 2003, shares of the Asia Dynasty Fund ("ADF") will be closed to new and subsequent investments.

On July 30, 2003, the Board of Trustees approved a Plan of Reorganization and Liquidation ("Plan") pursuant to which the net assets of ADF will be exchanged for shares of the Emerging Markets Fund series ("EMF") in a tax-free reorganization. Under the Plan, ADF Class A shareholders will receive Class A shares of EMF and ADF Class B shareholders will receive Class C shares of EMF. EMF shares received will be equal in value to the ADF shares exchanged, and they will have the same cost basis and holding period as the ADF shares exchanged. After the reorganization, ADF will be liquidated. The Plan will be submitted to shareholders for their approval at a Special Meeting of Shareholders to be held on October 24, 2003. Shareholders of record on September 3, 2003 will be entitled to be present and vote at the meeting. If approved by shareholders, the reorganization will be effective on or about October 31, 2003.

EMF will commence offering Class C shares on October 6, 2003. ADF shareholders that do not wish to participate in the reorganization may exchange their ADF shares for shares of other funds in the Van Eck Group of Funds. ADF Class A shares may be exchanged for Class A shares of any other fund or may be redeemed. Effective September 3, 2003, ADF Class B shares may be exchanged for Class C shares of any fund or may be redeemed without incurring a contingent deferred sales charge. ADF shareholders may exchange or redeem their shares up to the business day prior to the reorganization.



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                   PROSPECTUS SUPPLEMENT DATED AUGUST 22, 2003

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